UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22773

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: June 30, 2014

Date of reporting period: June 30, 2014

Item 1. Reports to Shareholders.

Brookfield Investment Management
2014
ANNUAL REPORT
June 30, 2014
Brookfield Mortgage Opportunity Income Fund Inc.

IN PROFILE
Brookfield Asset Management Inc. is a global alternative asset manager with over $200 billion in assets under management as of June 30, 2014. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.
Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment adviser. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate and securitized credit strategies. Headquartered in New York, NY, Brookfield Investment Management maintains offices and investment teams in Toronto, Chicago, Boston and London and has over $16 billion of assets under management as of June 30, 2014.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED
© Copyright 2014. Brookfield Investment Management Inc.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Stockholders

Dear Stockholders,
I am pleased to provide the Annual Report for Brookfield Mortgage Opportunity Income Fund Inc. (the “Fund”) for the fiscal year ended June 30, 2014.
Capital market performance over the period was mixed, as several competing factors impacted investor sentiment and created alternating periods of optimism and doubt. The U.S. economy strengthened over the course of the second half of 2013, driven by an improving labor market, an expansion in household net worth and continued recovery of both the residential and commercial property markets. However, this positive momentum led the U.S. Federal Reserve to begin tapering its asset purchase program, generating concerns over rising interest rates. As a result, the positive catalyst of an improving economic environment led equity markets to produce attractive results while fixed income markets were more challenged.
The first few months of 2014 witnessed a shift in this trend, as extreme winter weather conditions in the U.S. weighed on the economy and on equity markets. Meanwhile, fixed income markets gained traction as the U.S. Federal Reserve reiterated its commitment to maintaining a low interest rate environment for the foreseeable future. These various influences converged in the second quarter of 2014, as economic data-points demonstrated signs of renewed strength while interest rates remained low, leading to stabilization in both the equity and fixed income markets. Approaching mid-year, investors remained keenly focused on the outlook for global economic growth, early signs of inflation and the forward trajectory of interest rates.
Despite a volatile year of capital market performance, the 10-year U.S. Treasury rate declined by only 1 basis point (0.01)% between the beginning and end of the Fund’s fiscal year, closing the period at 2.53%. Recent announcements and policy activity by central banks across the globe indicate that interest rates are likely to remain low in the near term, particularly as the global economic recovery gains momentum. Accordingly, we expect the current low yield, low growth environment should continue to benefit income-producing asset classes, particularly those instruments which offer exposure to the broader economy as well as the potential for an attractive combination of yield, stability and growth.
The closed end fund industry has been, and continues to be, impacted by these macroeconomic conditions. We are pleased with the Fund’s net asset value performance over the period and are hopeful that secondary market pricing will improve in the closed end fund market. If interest rates remain low in the near term we expect more buyers in the closed end fund market, which should have a positive impact on the Fund’s market price discount.
In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s audited financial statements as of June 30, 2014.
We are saddened to report the passing of Rodman Drake. Our thoughts are with Rod’s family and we are very sorry for their loss. As Chairman of our Board, Rod led us for many years and we are extremely grateful for his guidance and support. Rod was a great leader and friend. He will be missed.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
2014 Annual Report1

Brookfield Mortgage Opportunity Income Fund Inc.

OBJECTIVE AND STRATEGY
Brookfield Mortgage Opportunity Income Fund Inc. (NYSE: BOI) (the “Fund”) is a diversified, closed-end fund whose primary objective is to provide high total return, including short and long-term capital gains and a high level of current income. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities. No assurance can be given that the Fund's investment objectives will be achieved.
Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service their obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund's investments in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund's shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.
Management Discussion of Fund Performance
For the one year period ended June 30, 2014, the Fund had a total return based on net asset value of 13.62% and a total return based on market price of 4.32%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $17.60 on June 30, 2014, the Fund’s shares had a distribution yield of 8.67%. The distribution yield is calculated as the annualized amount of the reporting period’s most recent monthly distribution declared, divided by the stated stock price.
The Fund’s NAV performance over the past twelve months was strong. The period was punctuated with uncertainties around interest rates, culminating in the beginning of the end to the Federal Reserve’s Asset Purchase Program. We have looked to increase our credit-risk exposure and increased leverage to 25.70% at the end of June 2014. We are now at our target, and at this level the dividend is well supported. We are focused on floating-rate securities that have stable yield profiles and excess yield spreads relative to that stable profile. In our view, the portfolio positioning will allow us to earn attractive carry, as we wait for interest rates to increase. We believe the Fund is well positioned for both the “waiting period” and through the “rates rising” period.
The Fund is focused on opportunities available in the Residential Mortgage-Backed Securities (“RMBS”) and Commercial Mortgage-Backed Securities (“CMBS”) markets. The current emphasis of the Fund is on non-Agency RMBS, which we believe to be undervalued. We prefer the upside potential in the RMBS market with discount dollar prices to more traditional bonds with prices at, or above, par. With these assets we expect to generate an attractive income, to maintain low duration, and to benefit from improvements in the housing and real estate markets which continue to be recognized in security performance.
MARKET ENVIRONMENT
Real estate markets in the U.S. continue to improve. The aggregate index for commercial property prices is now less than 5% below the peak seen prior to the global financial crisis, as measured by Moody’s CPPI. For commercial real estate, credit is readily available and access to credit is expanding along with the allowed leverage. Within commercial real estate, top tier properties in major markets have significantly outpaced the
2Brookfield Investment Management Inc.

Brookfield Mortgage Opportunity Income Fund Inc.

cumulative recovery of secondary properties in non-major markets. With more recent expansions in available financing for commercial real estate, these other markets have begun to see their recovery improve. We believe the expansion in credit, combined with a somewhat less stringent new issue buyer base, has created relatively aggressive new issue pricing, particularly in the higher yield portion of the new issue credit markets. As such, for the Fund’s CMBS holdings, we continue to prefer more seasoned securities, as many loans that were not expected to refinance due to higher leverage, are now more likely to refinance, rather than default.
Prices of single family homes are up 8.8% year-over-year as of May 31, 2014. Many of the fundamental underpinnings for home prices such as inventory levels and delinquency rates are showing marked improvement. Excess inventory has been reduced significantly. Moreover, homeowners’ equity has improved substantially, with the home price appreciation trend of 2012 and 2013 continuing in 2014. According to the Mortgage Banker’s Association, the total delinquency number for the first quarter of 2014 returned to 6.1%, a level last seen in 2008.
Access to credit for non-Agency residential borrowers, especially those with weaker credit or higher loan-to-value ratios, remains a notable constraint. Regulation is the primary culprit for the more limited credit available in the residential mortgage market. Given the limited credit provision, and the regulatory headlines, demand for housing credit, in our view, is much more limited. The bright light in residential housing has not been driven by credit provision, but by reduction in distressed inventory, and within residential mortgages we are focused on securities that stand to benefit from refinancings at a time when credit does expand. Additionally, an expansion in credit in the future will provide positive support to growth in home prices and to the economy overall, particularly as interest rates and mortgage rates rise.
This year marks the fifth anniversary of the HAMP (Home Affordable Modification Program). Through this program more than 1.3 million homeowners received reductions in their mortgage payments. In 2009, 257,000 modifications were made pursuant to the HAMP. This year the mortgages may see their modified mortgage rates begin to step-up. Modifications, and their impact on cash flows for pools of mortgage loans, is another source of value that we find can add value to the fund, in terms of being mis-priced or undervalued in the markets.
With the U.S. housing market now an area of strength, we believe overall economic recovery will begin to progress at a better than expected pace. Increased prices on homes and higher equity markets have contributed to a significant improvement in household net worth. With the economy on track, the Federal Reserve Open Market Committee (FOMC) kept on pace in reducing their Asset Purchase Program (“QE”) by $10 billion per month. Monthly purchases are down from $85 billion to $35 billion per month which includes $20 billion in Agency Mortgage-Backed Securities (“MBS”).
Progress has continued with changes to Fannie Mae and Freddie Mac, both Government-Sponsored Enterprises (“GSE”). Since May 2013, when the GSEs began shedding less liquid securities from their balance sheet, sales have totaled over $23 billion. These GSEs are also actively selling risk or buying insurance protection on some portion of the credit risk in their quarterly production.
We have seen some compression in yields, as volatility remained contained, fundamentals improved and supply remained low. While headline non-Agency yields, in our view, are biased to decline, the cash flows anticipated by the Internal Rate of Return (“IRR”) calculations are also likely to improve as the improving fundamentals generate better recoveries, fewer defaults and higher prepayments (on discount securities). We are targeting securities that benefit more from these potential performance improvements, as we see the benefits accruing as the housing and real estate recovery plays out.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or
2014 Annual Report3

Brookfield Mortgage Opportunity Income Fund Inc.

the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. The Fund may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content.
THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2014 and subject to change based on subsequent developments.
4Brookfield Investment Management Inc.

Brookfield Mortgage Opportunity Income Fund Inc.
Portfolio Characteristics (Unaudited)
June 30, 2014

PORTFOLIO STATISTICS
Annualized distribution yield[1]	8.67%
Weighted average coupon	3.12%
Weighted average life	4.06 years
Average portfolio dollar price (Excluding Interest-Only Securities)	$ 81.09
Percentage of fixed rate securities	46.40%
Percentage of floating rate securities	53.60%
Percentage of leveraged assets	25.70%
Total number of holdings	172

ASSET BY COUPON TYPE DISTRIBUTION[2]
Residential Mortgage Related Holdings - Fixed Rate	9.1%
Residential Mortgage Related Holdings - Floating Rate	48.5%
Commercial Mortgage Related Holdings - Fixed Rate	18.6%
Commercial Mortgage Related Holdings - Floating Rate	0.6%
Corporate Bonds - Fixed Rate	12.8%
Loans - Fixed Rate	0.6%
Loans - Floating Rate	4.5%
Equities	3.0%
Cash	2.3%
Total	100.0%

ASSET ALLOCATION[3]
Residential Mortgage Related Holdings	76.8%
Commercial Mortgage Related Holdings	32.8%
Interest-Only Securities	0.8%
Corporate Bonds	17.1%
Equities	4.1%
Short Term Investment	0.2%
Liabilities in Excess of Other Assets	(31.8)%
Total	100.0%

1Dividends may include net investment income, capital gains and/or return of capital. The distribution yield referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by June 30, 2014 stock price.
2Coupon types are expressed as a percentage of total investments (by market value) and will vary over time.
3Percentages are based on net assets.
2014 Annual Report5

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments
June 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS – 76.8%
Non-Agency Mortgage-Backed Securities – 76.8%
ACE Securities Corp Home Equity Loan Trust
Series 2006-OP1, Class A2D [1,2]	0.39%	04/25/36	$ 6,740	$ 4,692,219
Series 2005-ASP1, Class M1 [1,2]	0.83	09/25/35	12,106	9,569,321
Alternative Loan Trust
Series 2007-OA3, Class 1A1 [1,2]	0.29	04/25/47	12,498	10,578,469
Series 2006-OA21, Class A1 [1,2,3]	0.34	03/20/47	8,517	6,865,328
Series 2007-HY6, Class A1 [1,2,3]	0.36	08/25/47	8,812	7,186,657
Series 2005-50CB, Class 1A1	5.50	11/25/35	5,175	4,918,247
Series 2007-15CB, Class A5	5.75	07/25/37	2,716	2,450,751
Series 2006-45T1, Class 2A5 [3]	6.00	02/25/37	5,779	4,916,153
Series 2006-29T1, Class 2A6	6.50	10/25/36	6,068	5,469,559
Series 2006-23CB, Class 2A7 [1,4]	27.79	08/25/36	2,915	4,299,746
Asset-Backed Securities Corporation Home Equity Loan Trust
Series 2007-HE1, Class A4 [1,2]	0.29	12/25/36	5,975	4,629,227
BCAP LLC Trust
Series 2010-RR, Class 5A10 [1,2,5,6]	0.48	11/26/35	6,733	4,553,898
Series 2010-RR6, Class 1910 [1,2,5,6]	0.48	11/26/35	8,440	5,765,398
Series 2009-RR11, Class 3A2 [1,5,6]	4.73	01/26/36	4,017	3,659,675
Series 2013-RR2, Class 3A2 [1]	7.28	03/26/36	7,350	7,350,000
CHL Mortgage Pass-Through Trust
Series 2006-OA5, Class 2A1 [1,2,3]	0.35	04/25/46	9,208	7,365,826
Citigroup Mortgage Loan Trust
Series 2007-AR5, Class 1A2A [1,3]	2.69	04/25/37	4,518	4,044,852
Series 2009-6, Class 19A2 [5,6]	6.00	03/25/36	5,090	3,474,363
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2006-OA17, Class 1A1A [1,2,3]	0.35	12/20/46	6,199	4,749,933
Series 2006-OA1, Class 2A1 [1,2,3]	0.36	03/20/46	6,056	4,675,445
Series 2006-OA2, Class A1 [1,2,3]	0.36	05/20/46	6,643	4,942,211
Credit Suisse Mortgage Trust
Series 2011, Class 3A2 [1]	2.62	09/27/36	5,361	4,235,666
DSLA Mortgage Loan Trust
Series 2007-AR1, Class 2A1A [1,2,3]	0.30	04/19/47	1,025	850,960
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA8, Class 1A6 [1]	0.80	11/25/35	5,587	4,279,441
Series 2005-FA9, Class A1 [1]	0.85	12/25/35	5,074	3,891,805
GSAA Home Equity Trust
Series 2006-20, Class 2A1A [1,2]	0.20	12/25/46	2,819	1,959,425
Series 2007-3, Class 1A2 [1,2]	0.32	03/25/47	4,333	2,152,055
GSAMP Trust
Series 2006-NC2, Class A2C [1,2]	0.30	06/25/36	1,003	613,994
Series 2006-HE8, Class A2C [1,2]	0.32	01/25/37	9,417	7,425,032
Series 2007-HE2, Class A2B [1,2]	0.36	03/25/47	3,888	3,271,994
Home Equity Asset Trust
Series 2006-7, Class 2A3 [1,2]	0.30	01/25/37	10,084	6,947,664
IndyMac INDA Mortgage Loan Trust
Series 2007-AR3, Class 1A1 [1,3]	2.80	07/25/37	4,411	3,991,261

See Notes to Financial Statements.
6Brookfield Investment Management Inc.

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments (continued)
June 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2007-AR1, Class 1A1 [1,3]	2.82%	03/25/37	$ 4,260	$ 3,900,982
IndyMac INDX Mortgage Loan Trust
Series 2006-AR6, Class 2A1A [1,2,3]	0.35	06/25/47	7,066	5,478,162
IXIS Real Estate Capital Trust
Series 2007-HE1, Class A1 [1,2]	0.21	05/25/37	2,485	953,820
Series 2007-HE1, Class A2 [1,2]	0.26	05/25/37	5,530	2,138,564
Series 2006-HE2, Class A3 [1,2]	0.31	08/25/36	8,794	4,537,287
Series 2007-HE1, Class A3 [1,2]	0.31	05/25/37	1,705	664,015
Series 2007-HE1, Class A4 [1,2]	0.38	05/25/37	3,232	1,268,003
Series 2006-HE2, Class A4 [1,2]	0.41	08/25/36	1,516	796,132
Series 2006-HE1, Class A4 [1,2]	0.45	03/25/36	794	503,306
JP Morgan Alternative Loan Trust
Series 2007-A1, Class 2A1 [1]	2.53	03/25/37	5,845	4,605,734
JP Morgan Mortgage Acquisition Corp.
Series 2006-WMC1, Class A4 [1,2]	0.33	03/25/36	2,576	2,199,865
JP Morgan Mortgage Acquisition Trust
Series 2006-HE2, Class A4 [1,2]	0.30	07/25/36	4,090	3,612,149
JP Morgan Resecuritization Trust
Series 2012-2, Class 1A8 [1]	2.45	03/26/37	5,893	4,843,863
Master Asset Backed Securities Trust
Series 2006-NC2, Class A4 [1,2]	0.30	08/25/36	11,786	6,405,089
Series 2006-NC3, Class A4 [1,2]	0.31	10/25/36	9,155	5,613,733
Series 2006-HE5, Class A3 [1,2]	0.31	11/25/36	16,506	10,811,854
Series 2005-NC2, Class A4 [1,2]	0.50	11/25/35	8,747	5,576,866
Mid-State Trust X
Series 10, Class B	7.54	02/15/36	3,629	3,901,156
Nomura Resecuritization Trust
Series 2014-1R, Class 2A6 [5,6,7]	0.00	02/26/37	43	4
Series 2014-1R, Class 2A11 [1,5,6]	0.28	02/26/37	15,919	7,163,375
Series 2013-1R, Class 3A12 [1,2,5,6]	0.31	10/26/36	9,053	6,178,673
Series 2014-2R, Class 1A7	2.66	01/26/36	3,521	2,552,981
RALI Trust
Series 2007-QO3, Class A1 [1,2,3]	0.31	03/25/47	5,452	4,439,644
Series 2006-QA9, Class A1 [1,2,3]	0.33	11/25/36	8,863	6,474,089
Series 2006-QO7, Class 2A1 [1,3]	0.97	09/25/46	11,772	8,465,143
RBSSP Resecuritization Trust
Series 2009-13, Class 7A2 [5,6]	5.75	01/26/36	1,500	1,440,501
Residential Asset Securitization Trust
Series 2005-A7, Class A1 [1]	0.40	06/25/35	4,048	3,183,945
Series 2005-A13, Class 1A1 [1]	0.85	10/25/35	4,710	3,640,234
RFMSI Trust
Series 2007-S3, Class 1A5 [3]	5.50	03/25/37	6,464	5,783,457
Securitized Asset Backed Receivables LLC
Series 2006-HE2, Class A2C [1,2]	0.30	07/25/36	9,360	5,095,707
Series 2006-NC3, Class A2B [1,2]	0.30	09/25/36	9,029	4,439,431
Series 2007-NC1, Class A2B [1,2]	0.30	12/25/36	865	481,991
Series 2007-BR4, Class A2B [1,2]	0.35	05/25/37	7,073	4,614,083
Series 2007-NC1, Class A2C [1,2]	0.36	12/25/36	276	155,381
Series 2007-BR3, Class A2B [1,2]	0.37	04/25/37	15,346	10,268,404

See Notes to Financial Statements.
2014 Annual Report7

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments (continued)
June 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2007-BR4, Class A2C [1,2]	0.44%	05/25/37	$ 7,936	$ 5,215,820
Washington Mutual Mortgage Pass-Through Certificates
Series 2007-OA1, Class A1A [1,3]	0.82	02/25/47	6,205	5,115,575
Series 2006-AR8, Class 2A [1,3]	0.97	10/25/46	8,912	6,290,779
Series 2006-AR5, Class A1A [1]	1.11	06/25/46	659	571,874
Series 2006-AR10, Class 1A2	2.34	09/25/36	2,973	2,667,740
Series 2006-AR12, Class 1A2 [1]	2.38	10/25/36	820	715,017
Series 2007-HY6, Class 2A1 [1,3]	2.56	06/25/37	8,113	7,067,974
Series 2006-AR18, Class 3A2 [1]	4.10	01/25/37	1,061	970,009
Series 2007-HY5, Class 3A1 [1]	4.64	05/25/37	2,620	2,490,082
Wells Fargo Mortgage Backed Securities
Series 2005-2, Class 1B1	5.50	04/25/35	7,062	5,657,788
Total Non-Agency Mortgage-Backed Securities				334,726,856
Total RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $331,494,734)				334,726,856
COMMERCIAL MORTGAGE RELATED HOLDINGS – 32.8%
Commercial Mortgage-Backed Securities – 29.9%
Banc of America Commercial Mortgage Trust
Series 2006-6, Class AJ	5.42	10/10/45	5,000	5,202,880
Series 2007-3, Class AJ	5.77	06/10/49	5,000	5,220,260
Citigroup Commercial Mortgage Trust
Series 2008-C7, Class AJ	6.34	12/10/49	14,000	14,386,190
Commercial Mortgage Trust
Series 2014-KYO, Class F [1]	3.65	06/11/27	3,500	3,502,734
Series 2007-C9, Class F	5.99	12/10/49	3,500	3,451,151
Series 2007-C9, Class G [5,6]	5.99	12/10/49	5,000	4,927,600
Series 2007-GG11, Class AJ	6.26	12/10/49	10,642	11,109,524
Series 2007-GG11, Class B	6.36	12/10/49	3,724	3,380,774
Series 2007-GG11, Class C	6.36	12/10/49	7,380	5,858,488
Credit Suisse First Boston Mortgage Securities Corp.
Series 1997-C1, Class I [5,6]	7.50	06/20/29	4,238	4,459,563
Series 1997-C1, Class J [5,6]	7.50	06/20/29	1,863	1,780,616
Del Coronado Trust
Series 2013-HDMZ, Class M [1,5,6]	5.15	03/15/18	8,500	8,553,550
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-JWMZ, Class M [1,2,5,6]	6.15	04/15/18	9,052	9,118,797
LB-UBS Commercial Mortgage Trust
Series 2007-C1, Class D	5.56	02/15/40	8,650	8,233,156
Series 2007-C7, Class AJ	6.46	09/15/45	10,000	10,637,290
Series 2007-C7, Class B	6.46	09/15/45	4,000	4,022,872
Morgan Stanley Capital I, Inc.
Series 1998-HF1, Class K [5,6]	6.19	03/15/30	3,854	3,770,934
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class AJ [3]	5.41	12/15/43	11,500	11,900,982
Series 2007-C33, Class AJ [3]	6.14	02/15/51	10,250	10,786,075
Total Commercial Mortgage-Backed Securities				130,303,436

See Notes to Financial Statements.
8Brookfield Investment Management Inc.

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments (continued)
June 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
COMMERCIAL MORTGAGE RELATED HOLDINGS (continued)
Mezzanine Loans – 2.9%
BOCA Mezzanine	8.17%	08/15/15	$ 9,074	$ 9,073,867
Extended Stay America 2013 Mezzanine B	9.63	12/01/19	3,380	3,481,018
Total Mezzanine Loans				12,554,885
Total COMMERCIAL MORTGAGE RELATED HOLDINGS (Cost $136,324,617)				142,858,321
INTEREST-ONLY SECURITIES – 0.8%
Federal Home Loan Mortgage Corporation
Class IO Strip [8]	3.50	12/15/42	9,518	2,115,777
Federal National Mortgage Association
Series 2013-32, Class IG [8]	3.50	04/25/33	8,352	1,533,427
Total INTEREST-ONLY SECURITIES (Cost $3,877,656)				3,649,204
CORPORATE BONDS – 17.1%
Automotive – 0.6%
American Axle & Manufacturing, Inc. [3]	6.63	10/15/22	1,300	1,423,500
Chrysler Group LLC [3]	8.25	06/15/21	1,000	1,130,000
Total Automotive				2,553,500
Basic Industry – 2.6%
Alpha Natural Resources, Inc. [3]	6.25	06/01/21	1,650	1,167,375
Arch Coal, Inc. [3]	7.25	06/15/21	1,750	1,277,500
Associated Materials LLC [3]	9.13	11/01/17	1,100	1,141,250
Cascades, Inc. [3,9]	7.88	01/15/20	800	850,000
FMG Resources August 2006 Property Ltd. [3,5,6,9]	6.88	04/01/22	1,000	1,072,500
Hexion US Finance Corp. [3]	9.00	11/15/20	1,350	1,377,000
INEOS Group Holdings SA [5,6,9]	6.13	08/15/18	1,350	1,397,250
Trinseo Materials Operating SCA [3,9]	8.75	02/01/19	1,375	1,481,562
Xerium Technologies, Inc. [3]	8.88	06/15/18	1,400	1,487,500
Total Basic Industry				11,251,937
Capital Goods – 0.7%
AAR Corp. [3]	7.25	01/15/22	1,275	1,396,125
Reynolds Group Issuer, Inc. [3]	9.00	04/15/19	850	899,937
Tekni-Plex, Inc. [3,5,6]	9.75	06/01/19	469	524,108
Total Capital Goods				2,820,170
Consumer Cyclical – 0.9%
ACCO Brands Corp. [3]	6.75	04/30/20	1,350	1,414,125
Limited Brands, Inc. [3]	7.60	07/15/37	900	996,750
New Albertsons, Inc. [3]	7.75	06/15/26	850	833,000
Roundy's Supermarkets, Inc. [3,5,6]	10.25	12/15/20	500	528,125
Total Consumer Cyclical				3,772,000
Consumer Non-Cyclical – 0.3%
Post Holdings, Inc. [3]	7.38	02/15/22	1,300	1,405,625
Energy – 2.4%
Basic Energy Services, Inc. [3]	7.75	02/15/19	1,350	1,431,000
BreitBurn Energy Partners LP [3]	7.88	04/15/22	1,325	1,434,312

See Notes to Financial Statements.
2014 Annual Report9

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments (continued)
June 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Calfrac Holdings LP [3,5,6]	7.50%	12/01/20	$ 1,350	$ 1,451,250
EV Energy Partners LP [3]	8.00	04/15/19	1,250	1,312,500
Ferrellgas Partners LP [3]	8.63	06/15/20	700	747,250
Global Partners LP	6.25	07/15/22	150	150,000
Key Energy Services, Inc. [3]	6.75	03/01/21	1,000	1,040,000
Linn Energy LLC [3]	7.75	02/01/21	1,000	1,078,750
RKI Exploration & Production LLC [3,5,6]	8.50	08/01/21	450	488,250
W&T Offshore, Inc. [3]	8.50	06/15/19	1,250	1,350,000
Total Energy				10,483,312
Healthcare – 1.6%
CHS/Community Health Systems, Inc. [3]	7.13	07/15/20	1,300	1,407,250
DJO Finance LLC [3]	9.88	04/15/18	750	810,000
HCA, Inc. [3]	5.88	05/01/23	1,350	1,412,438
inVentiv Health, Inc. [3,5,6]	11.00	08/15/18	800	764,000
Kindred Healthcare, Inc. [3,5,6]	6.38	04/15/22	1,150	1,155,750
Service Corporation International [3]	8.00	11/15/21	1,200	1,410,000
Total Healthcare				6,959,438
Media – 1.9%
Cenveo Corp. [3]	8.88	02/01/18	1,000	1,049,770
Clear Channel Communications, Inc. [3]	9.00	03/01/21	900	963,000
Cumulus Media Holdings, Inc. [3]	7.75	05/01/19	850	895,687
Gannett Company, Inc. [3,5,6]	6.38	10/15/23	1,300	1,387,750
Lamar Media Corp. [3,5,6]	5.38	01/15/24	1,350	1,397,250
Mediacom Broadband LLC [3]	6.38	04/01/23	1,300	1,371,500
National CineMedia LLC [3]	6.00	04/15/22	1,325	1,381,313
Total Media				8,446,270
Services – 3.2%
Avis Budget Car Rental LLC [3]	5.50	04/01/23	1,400	1,431,500
Boyd Gaming Corp. [3]	9.00	07/01/20	1,300	1,433,250
Casella Waste Systems, Inc. [3]	7.75	02/15/19	1,350	1,410,750
Chester Downs & Marina LLC [3,5,6]	9.25	02/01/20	1,050	1,029,000
Iron Mountain, Inc. [3]	6.00	08/15/23	1,350	1,459,687
Isle of Capri Casinos, Inc. [3]	5.88	03/15/21	850	859,563
MGM Resorts International [3]	7.75	03/15/22	1,250	1,465,625
MTR Gaming Group, Inc. [3]	11.50	08/01/19	925	1,039,469
Palace Entertainment Holdings LLC [3,5,6]	8.88	04/15/17	1,250	1,296,875
PulteGroup, Inc. [3]	6.38	05/15/33	1,000	1,005,000
The ADT Corp. [3]	6.25	10/15/21	1,325	1,404,500
Total Services				13,835,219
Technology & Electronics – 0.6%
First Data Corp. [3]	11.25	01/15/21	1,350	1,576,125
Freescale Semiconductor, Inc. [3]	8.05	02/01/20	613	662,040
ION Geophysical Corp. [3]	8.13	05/15/18	500	500,000
Total Technology & Electronics				2,738,165
Telecommunications – 2.3%
Altice SA [5,6,9]	7.75	05/15/22	400	427,000

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments (continued)
June 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
CenturyLink, Inc. [3]	7.65%	03/15/42	$ 1,000	$ 997,500
Cincinnati Bell, Inc. [3]	8.75	03/15/18	1,325	1,389,594
Fairpoint Communications, Inc. [3,5,6]	8.75	08/15/19	925	996,688
Frontier Communications Corp. [3]	7.13	01/15/23	1,350	1,431,000
Intelsat Luxembourg SA [3,9]	7.75	06/01/21	650	688,187
Level 3 Financing, Inc. [3]	8.63	07/15/20	950	1,064,000
Qwest Capital Funding, Inc. [3]	6.88	07/15/28	250	255,625
T-Mobile USA, Inc. [3]	6.63	04/01/23	1,350	1,464,750
Wind Acquisition Finance SA [5,6,9]	7.38	04/23/21	300	320,250
Windstream Corp. [3]	7.50	06/01/22	1,000	1,088,750
Total Telecommunications				10,123,344
Total CORPORATE BONDS (Cost $72,880,953)				74,388,980

	Shares	Value
COMMON STOCK – 0.8%
Banking – 0.8%
Home Loan Servicing Solutions Ltd. [9]	159,360	$ 3,622,253
Total COMMON STOCK (Cost $3,726,520)		3,622,253
PREFERRED STOCKS – 3.3%
Finance & Investment – 3.3%
Ally Financial, Inc., 7.00%	7,500	7,556,484
Public Storage, 6.00% [10]	200,000	4,964,000
Strategic Hotels & Resorts, Inc., 8.25%	70,976	1,792,783
Total Finance & Investment		14,313,267
Total PREFERRED STOCKS (Cost $14,133,832)		14,313,267

	Interest Rate	Maturity	Principal Amount (000s)	Value
SHORT TERM INVESTMENT – 0.2%
United States Treasury Bill [11]	0.06%	04/02/15	$ 1,000	$ 999,542
Total SHORT TERM INVESTMENT (Cost $999,255)				999,542
Total Investments – 131.8% (Cost $563,437,567)				574,558,423
Liabilities in Excess of Other Assets – (31.8)%				(138,574,751)
TOTAL NET ASSETS – 100.0%				$ 435,983,672

See Notes to Financial Statements.
2014 Annual Report11

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments (continued)
June 30, 2014

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— Variable rate security – Interest rate shown is the rate in effect as of June 30, 2014.
2	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date.
3	— Portion or entire principal amount delivered as collateral for reverse repurchase agreements.
4	— Security is an inverse floating rate bond.
5	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the total value of all such securities was $79,082,993 or 18.1% of net assets.
6	— Private Placement.
7	— Zero-Coupon Note - Interest rate represents current yield to maturity.
8	— Interest rate is based on the notional amount of the underlying mortgage pools.
9	— Foreign security or a U.S. security of a foreign company.
10	— Non-income producing security.
11	— Portion or entire principal amount pledged as collateral for futures contracts.

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Statement of Assets and Liabilities
June 30, 2014

Assets:
Investments in securities, at value (cost $549,808,451)	$561,003,996
Investments in mezzanine loans, at value (cost $12,629,861)	12,554,885
Investments in short-term securities, at value (cost $999,255)	999,542
Total investments, at value (cost $563,437,567) (Note 2)	574,558,423
Cash	15,510,511
Cash on deposit with brokers for reverse repurchase agreements	949,000
Interest and dividend receivable	2,552,536
Prepaid expenses	22,548
Total assets	593,593,018
Liabilities:
Reverse repurchase agreements (Note 6)	152,582,000
Interest payable for reverse repurchase agreements (Note 6)	584,537
Payable for investments purchased	3,650,977
Payable for variation margin	77,051
Investment advisory fee payable (Note 4)	483,844
Administration fee payable (Note 4)	72,577
Directors' fee payable	10,625
Accrued expenses	147,735
Total liabilities	157,609,346
Net Assets	$435,983,672
Composition of Net Assets:
Capital stock, at par value ($0.001 par value, 1,000,000,000 shares authorized) (Note 7)	$ 22,714
Additional paid-in capital (Note 7)	426,795,143
Distributions in excess of net investment income	(70,629)
Accumulated net realized loss on investment and futures transactions	(2,289,520)
Net unrealized appreciation on investments and futures	11,525,964
Net assets applicable to capital stock outstanding	$435,983,672
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	22,713,931
Net asset value per share	$ 19.19

See Notes to Financial Statements.
2014 Annual Report13

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Statement of Operations
For the Fiscal Year Ended June 30, 2014

Investment Income (Note 2):
Interest	$36,808,263
Dividends	328,204
Total income	37,136,467
Expenses:
Investment advisory fees (Note 4)	4,909,042
Administration fees (Note 4)	736,356
Directors' fees	127,500
Fund accounting servicing fees	124,963
Legal fees	110,051
Audit and tax services	70,417
Insurance	53,090
Registration fees	47,909
Reports to stockholders	24,100
Custodian fees	21,024
Miscellaneous	20,894
Transfer agent fees	14,754
Total operating expenses	6,260,100
Interest expense on reverse repurchase agreements (Note 6)	918,051
Total expenses	7,178,151
Net investment income	29,958,316
Realized and Unrealized Gain on Investments:
Net realized loss on:
Investment transactions	(187,484)
Futures transactions	(1,605,793)
Net realized loss	(1,793,277)
Net change in unrealized appreciation on:
Investments	26,045,775
Futures	127,288
Net change in unrealized appreciation	26,173,063
Net realized and unrealized gain (loss)	24,379,786
Net increase in net assets resulting from operations	$54,338,102

See Notes to Financial Statements.
14Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Statements of Changes in Net Assets

	For the Fiscal Year Ended June 30, 2014	For the period March 26, 2013[1] through June 30, 2013
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 29,958,316	$ 3,675,525
Net realized gain (loss)	(1,793,277)	29,909
Net change in unrealized appreciation (depreciation)	26,173,063	(14,647,099)
Net increase (decrease) in net assets resulting from operations	54,338,102	(10,941,665)
Distributions to Stockholders:
Net investment income	(29,997,494)	(4,233,128)
Return of capital	(4,645,794)	(1,540,340)
Total distributions paid	(34,643,288)	(5,773,468)
Capital Stock Transactions:
Proceeds from shares sold	—	432,963,977
Reinvestment of distributions	—	40,014
Net increase in net assets from capital stock transactions	—	433,003,991
Total increase in net assets	19,694,814	416,288,858
Net Assets:
Beginning of period	416,288,858	—
End of period	$435,983,672	$416,288,858
Distributions in excess of net investment income	$ (70,629)	$ (238,652)

Share Transactions:
Shares issued	—	22,711,790
Reinvested shares	—	2,141
Net increase in shares outstanding	—	22,713,931

[1]	Commencement of operations.

See Notes to Financial Statements.
2014 Annual Report15

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Statement of Cash Flows
For the Fiscal Year Ended June 30, 2014

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$ 54,338,102
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments and principal payups	(314,434,098)
Proceeds from disposition of long-term portfolio investments and principal paydowns	190,421,718
Purchases of short-term portfolio investments, net	(998,708)
Return of capital distributions from portfolio investments	99,480
Decrease in cash on deposit with brokers for futures contracts	147,025
Increase in cash on deposit with brokers for reverse repurchase agreements	(949,000)
Increase in interest and dividend receivable	(331,726)
Decrease in dividend reinvestment receivable	20,311
Decrease in variation margin receivable	5,312
Increase in prepaid expenses	(613)
Decrease in payable for investments purchased	(5,653,259)
Increase in interest payable for reverse repurchase agreements	580,506
Increase in payable for variation margin	74,543
Increase in investment advisory fee payable	134,097
Increase in administration fee payable	20,115
Increase in accrued expenses	13,135
Net amortization on investments and paydown gains on investments	(24,846,203)
Unrealized appreciation on investments	(26,045,775)
Net realized loss on investment transactions	187,484
Net cash used for operating activities	(127,217,554)
Cash flows provided by (used for) financing activities:
Net cash provided by reverse repurchase agreements	148,144,000
Distributions paid to stockholders	(34,643,288)
Net cash provided by financing activities	113,500,712
Net decrease in cash	(13,716,842)
Cash at beginning of year	29,227,353
Cash at end of year	$ 15,510,511
Supplemental Disclosure of Cash Flow Information:
Interest payments on reverse repurchase agreements for the fiscal year ended June 30, 2014 totaled $337,545.

See Notes to Financial Statements.
16Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Financial Highlights

For the Fiscal Year Ended June 30,	Period from March 26, 2013[1] through June 30,
	2014	2013
Per Share Operating Performance:
Net asset value, beginning of period	$ 18.33	$ 19.10[2]
Net investment income	1.32	0.17
Net realized and unrealized gain (loss) on investment transactions and futures	1.07	(0.69)
Net increase (decrease) in net asset value resulting from operations	2.39	(0.52)
Distributions from net investment income	(1.32)	(0.18)
Return of capital distributions	(0.21)	(0.07)
Total distributions paid	(1.53)	(0.25)
Net asset value, end of period	$ 19.19	$ 18.33
Market price, end of period	$ 17.60	$ 18.46
Total Investment Return†	4.32%	-6.44% [3]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$435,984	$416,289
Operating expenses	1.48%	1.44% [4]
Interest expense	0.22%	0.00% [4,5]
Total expenses	1.70%	1.44%
Net investment income	7.10%	3.36% [4]
Portfolio turnover rate	41%	2% [3]
Reverse repurchase agreements, end of period (000s)	$152,582	$ 4,438
Asset Coverage per $1,000 unit of senior indebtedness[6]	$ 3,857	$94,801

†	Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial public offering price of $20.00 per share.
[3]	Not annualized.
[4]	Annualized.
[5]	Interest expense ratio was less than 0.01%.
[6]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.
2014 Annual Report17

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements
June 30, 2014

1.Organization
Brookfield Mortgage Opportunity Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company which invests primarily in mortgage-related securities. The Fund commenced operations on March 26, 2013.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The investment objective of the Fund is to provide a high total investment return by providing a high level of current income and the potential for capital appreciation. The investment objective is not fundamental and may be changed by the Board of Directors (the “Board”) without stockholder approval, upon not less than 60 days prior notice to stockholders. No assurances can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
18Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2014

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund’s Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. Pursuant to the procedures, securities in the Fund are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. However, if (i) a market value or price is not readily available, (ii) the available quotations are not believed to be reflective of market value by the Adviser, or (iii) a significant event has occurred that would materially affect the value of the security, the security is fair valued, as determined in good faith, by the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. As of June 30, 2014, there were no Fund securities that were fair valued by the Adviser’s Valuation Committee.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 -	quoted prices in active markets for identical assets or liabilities
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of
2014 Annual Report19

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2014

the Adviser’s Valuation Committee. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2014:
Valuation Inputs	Level 1	Level 2	Level 3(1)	Total
Residential Mortgage Related Holdings	$ —	$ —	$ 334,726,856	$ 334,726,856
Commercial Mortgage Related Holdings	—	—	142,858,321	142,858,321
Interest-Only Securities	—	3,649,204	—	3,649,204
Corporate Bonds	—	74,388,980	—	74,388,980
Common Stock	3,622,253	—	—	3,622,253
Preferred Stocks	14,313,267	—	—	14,313,267
Short Term Investment	—	999,542	—	999,542
Total	$ 17,935,520	$ 79,037,726	$ 477,585,177	$ 574,558,423

Assets:	Level 1	Level 2	Level 3	Total
Other Financial Instruments(2)	$ 408,722	—	—	$ 408,722
Total Assets - Other Financial Instruments	$ 408,722	$ —	$ —	$ 408,722

Liabilities:	Level 1	Level 2	Level 3	Total
Other Financial Instruments(2)	$ (3,614)	$ —	$ —	$ (3,614)
Total Liabilities - Other Financial Instruments	$ (3,614)	$ —	$ —	$ (3,614)

(1)	The Fund generally uses evaluated bid prices provided by an independent pricing service on the valuation date as the primary basis for the fair value determinations. These evaluated bid prices are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.
(2)	Other financial instruments include exchange traded futures contracts.
20Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2014

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Residential Mortgage Related Holdings	Commercial Mortgage Related Holdings	Total
Balance as of June 30, 2013	$ 177,335,807	$150,261,162	$ 327,596,969
Accrued Discounts (Premiums)	11,118,765	355,059	11,473,824
Realized Gain (Loss)	12,176,732	2,760	12,179,492
Change in Unrealized Appreciation (Depreciation)	10,120,954	12,914,058	23,035,012
Purchases at cost	224,380,655	34,860,543	259,241,198
Sales proceeds	(100,406,057)	(55,535,261)	(155,941,318)
Balance as of June 30, 2014	$ 334,726,856	$142,858,321	$ 477,585,177
Change in unrealized gains or losses relating to assets still held at the reporting date	$ 8,717,111	$ 11,302,874	$ 20,019,985
The fair value of the Fund’s reverse repurchase agreements, which qualify as financial instruments under FASB Accounting Standards Codification (“ASC”) 820 “Disclosures about Fair Values of Financial Instruments”, approximates the carrying amounts presented in the Statement of Assets and Liabilities. As of June 30, 2014, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.
For the fiscal year ended June 30, 2014, there was no transfer activity between levels. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield method. Dividend income is recorded on the ex-dividend date.
Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of June 30, 2014, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of June 30, 2014, open taxable years consisted of the taxable years ended June 30, 2013 through June 30, 2014. No examination of the Fund’s tax returns is currently in progress.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative net assets.
Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays
2014 Annual Report21

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2014

distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, the Fund will record the transactions and thereafter reflect the values of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Adviser will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Adviser and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.
TBA Transactions: The Fund may enter into to-be-announced (“TBA”) transactions to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. A TBA transaction is a purchase or sale of a U.S. government agency mortgage pass-through security for future settlement at an agreed upon date. The term “U.S. government agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). In the basic pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. TBA transactions increase the liquidity and pricing efficiency of transactions in such mortgage-backed securities since they permit similar mortgage-backed securities to be traded interchangeably pursuant to commonly observed settlement and delivery requirements. Proceeds of TBA transactions are not received until the contractual settlement date. The Fund may use TBA transactions to acquire and maintain exposure to mortgage-backed securities in either of two ways. Typically, the Fund will enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is commonly known as a “TBA roll.” In a “TBA roll,” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. Alternatively, the Fund will enter into TBA agreements and settle such transactions on the stipulated settlement date by actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Unsettled TBA agreements are valued at the current market value of the underlying securities, according to the procedures described above under “Valuation of Investments.” Each TBA position is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.
22Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2014

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.
Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.
The following table sets forth the effect of derivative instruments on the Statement of Assets and Liabilities for the fiscal year ended June 30, 2014:
Equity Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities	Fair Value as of June 30, 2014
Futures contracts	Payable for variation margin (liability)	$77,051
The following table sets forth the effect of derivative instruments on the Statement of Operations for the fiscal year ended June 30, 2014:
Equity Contracts Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Loss on Futures Transactions	Net Change in Unrealized Appreciation on Futures
Futures contracts	Futures transactions	$(1,605,793)	$127,288
3.Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities
The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.
The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
2014 Annual Report23

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2014

The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
4.Investment Advisory Agreement and Related Party Transactions
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund’s average daily net assets (plus the amount of borrowing for investment purposes) (“Managed Assets”).
The Fund has entered into an Administration Agreement with the Adviser. The Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average daily Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
5.Purchases and Sales of Investments
For the fiscal year ended June 30, 2014, purchases and sales of investments, excluding short-term securities, reverse repurchase agreements, and U.S. Government securities were $314,434,098 and $190,421,718, respectively.
6.Borrowings
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing
24Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2014

securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such accounts for its reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
At June 30, 2014, the Fund had the following reverse repurchase agreements outstanding:
Face Value	Description	Maturity Amount
$ 80,000	JP Morgan Chase, 1.03%, dated 04/16/14, maturity 07/16/14	$ 80,208
1,949,000	RBC Capital Markets, 0.93%, dated 03/11/14, maturity 09/12/14	1,958,357
1,648,000	RBC Capital Markets, 0.93%, dated 03/24/14, maturity 09/12/14	1,655,356
33,982,000	RBC Capital Markets, 0.95%, dated 04/01/14, maturity 10/01/14	34,146,778
545,000	RBC Capital Markets, 0.95%, dated 04/07/14, maturity 10/01/14	547,556
207,000	RBC Capital Markets, 0.95%, dated 04/16/14, maturity 10/01/14	207,921
1,745,000	RBC Capital Markets, 0.95%, dated 04/29/14, maturity 10/01/14	1,752,167
368,000	RBC Capital Markets, 0.95%, dated 05/09/14, maturity 10/01/14	369,414
440,000	RBC Capital Markets, 0.95%, dated 05/28/14, maturity 10/01/14	441,469
242,000	RBC Capital Markets, 0.96%, dated 03/11/14, maturity 09/12/14	243,188
12,093,000	RBC Capital Markets, 0.96%, dated 03/11/14, maturity 09/12/14	12,152,472
2,277,000	RBC Capital Markets, 0.96%, dated 03/14/14, maturity 09/12/14	2,288,014
2,851,000	RBC Capital Markets, 0.96%, dated 03/24/14, maturity 09/12/14	2,864,008
1,187,000	RBC Capital Markets, 0.96%, dated 05/05/14, maturity 09/12/14	1,191,102
8,850,000	RBC Capital Markets, 1.47%, dated 05/08/14, maturity 08/08/14	8,883,356
4,166,000	RBC Capital Markets, 1.58%, dated 06/11/14, maturity 09/11/14	4,182,827
7,427,000	RBC Capital Markets, 1.63%, dated 03/26/14, maturity 09/26/14	7,488,970
14,074,000	RBC Capital Markets, 1.68%, dated 01/21/14, maturity 07/17/14	14,190,570
20,633,000	RBC Capital Markets, 1.68%, dated 02/27/14, maturity 08/26/14	20,806,369
25,536,000	RBC Capital Markets, 1.68%, dated 03/24/14, maturity 09/24/14	25,755,269
4,976,000	RBC Capital Markets, 1.68%, dated 06/02/14, maturity 08/26/14	4,995,744
3,639,000	RBC Capital Markets, 1.68%, dated 06/17/14, maturity 08/26/14	3,650,891
3,667,000	RBC Capital Markets, 1.69%, dated 01/17/14, maturity 07/17/14	3,698,077
$152,582,000	Maturity Amount, Including Interest Payable	$153,550,083
	Market Value of Assets Pledged as Collateral for the Reverse Repurchase Agreements	$197,418,661
The average daily balance of reverse repurchase agreements outstanding for the Fund during the fiscal year ended June 30, 2014, was approximately $69,415,537 at a weighted average daily interest rate of 1.32%.
The maximum amount of reverse repurchase agreements outstanding at any time during the fiscal year was $152,582,000, which was 25.80% of total assets at that time for the Fund.
Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
2014 Annual Report25

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2014

Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets & Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)*	Net Amount
Description
Reverse Repurchase Agreements	$152,582,000	$—	$152,582,000	$(152,582,000)	$—	$—

* Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.
Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.
7.Capital Stock
The Fund has 1,000,000,000 shares of $0.001 par value common stock authorized. Of the 22,713,931 shares outstanding at June 30, 2014 for the Fund, the Adviser owns 5,240 shares. The Fund’s Board is authorized to classify and reclassify any unissued shares of capital stock. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
The Fund commenced operations on March 26, 2013, selling 21,000,000 shares and receiving $401,000,000. On January 30, 2013, the Fund had initially sold 5,240 shares to the Adviser, which represented the initial capital at $19.10 per share. On May 13, 2013, pursuant to the overallotment option, an additional 1,706,550 shares were issued for $32,595,105.
8.Financial Instruments
The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the fiscal year ended June 30, 2014, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.
26Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2014

As of June 30, 2014, the following futures contracts were outstanding.
Short:
Contracts	Type	Expiration Date	Notional at June 30, 2014	Unrealized Appreciation/(Depreciation)
408	5 Year U.S. Treasury Note	September 2014	$48,740,063	$205,527
336	10 Year U.S. Treasury Note	September 2014	42,057,750	203,195
28	U.S. Treasury Long Bond	September 2014	3,841,250	(3,614)
	Total		$94,639,063	$405,108
The average notional value of futures contracts outstanding during the fiscal year ended June 30, 2014 was $59,459,178, which represents the volume activity during the fiscal year.
9.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of distributions paid for the fiscal year ended June 30, 2014 were as follows:
Ordinary income (including short-term capital gains)	$29,997,494
Return of capital	4,645,794
Total distributions	$34,643,288
The tax character of distributions paid for the period ended June 30, 2013 were as follows:
Ordinary income (including short-term capital gains)	$4,233,128
Return of capital	1,540,340
Total distributions	$5,773,468
A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
At June 30, 2014, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows:
Other accumulated losses	$ (70,629)
Capital loss carryforward(1)	(1,541,028)
Post-October capital loss deferral	(343,384)
Tax basis unrealized appreciation on investments	11,120,856
Total tax basis net accumulated gains	$ 9,165,815

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of June 30, 2014, the Fund’s capital loss carryforward was $1,041,452 from short-term and $499,576 from long-term which will not expire.
2014 Annual Report27

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2014

Federal Income Tax Basis: The federal income tax basis of the Fund's investments at June 30, 2014 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$563,437,567	$16,762,240	$(5,641,384)	$11,120,856
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and partnership adjustments. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.
Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$207,201	$(207,201)
10.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
11.New Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (the “FASB”) issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.
12.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Dividends: The Fund’s Board declared the following monthly dividends:
Dividend Per Share	Record Date	Payable Date
$0.1271	July 24, 2014	July 31, 2014
$0.1271	August 14, 2014	August 28, 2014
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
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BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Report of Independent Registered Public Accounting Firm
June 30, 2014

To the Board of Directors and Stockholders of
Brookfield Mortgage Opportunity Income Fund Inc.
We have audited the accompanying statement of assets and liabilities of Brookfield Mortgage Opportunity Income Fund Inc. (the "Fund"), including the schedule of investments, as of June 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year ended June 30, 2014 and for the period March 26, 2013, commencement of operations, through June 30, 2013, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brookfield Mortgage Opportunity Income Fund Inc. as of June 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year ended June 30, 2014 and for the period March 26, 2013, commencement of operations, through June 30, 2013, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
August 28, 2014
2014 Annual Report29

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Tax Information (Unaudited)
June 30, 2014

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (June 30, 2014) as to the federal tax status of distributions received by stockholders during such fiscal period. Accordingly, we are advising you that 0.80% of the distributions paid from net investment income for the Fund was reclassified as return of capital and are reflected as such in the Fund’s Statements of Changes in Net Assets and Financial Highlights.
Because the Fund’s year is not a calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015. Stockholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.
30Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Compliance Certification (Unaudited)
June 30, 2014

On August 23, 2014, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
2014 Annual Report31

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.
Directors of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Interested Director Class I Director to serve until 2014 Annual Meeting of Stockholders:
Heather S. Goldman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director Since 2013	Director/Trustee of several investment companies advised by the Adviser (2013 – Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Managing Partner of Brookfield Financial (2009- 2011); Head of Investor Relations of Starwood Capital Group Global (2007-2009); Director and immediate past Board Chair of University Settlement House (2003-2013). Member of the Honorary Board of University Settlement House (2014-Present).	11
Independent Directors Class II Directors to serve until 2015 Annual Meeting of Stockholders:
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director and Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Since 2013	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (formerly Hays & Company before merger in 2009) (1980-2013); Director of ISI Funds (2007-Present); Trustee of the Daily Income Fund (2006-Present); Director of the California Daily Tax Free Income Fund, Inc. (2006-Present); Trustee of the Stralem Funds (2014-Present).	11
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Since 2013	Director/Trustee of several investment companies advised by the Adviser (2006- Present); Director of New America High Income Fund (2013-Present); Director of United Guaranty Corporation (2011-Present); Director of Brandywine Funds (2003-2013); Director of New Castle Investment Corp. (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present).	11
Independent Director Class III Director to serve until 2016 Annual Meeting of Stockholders:
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Since 2013	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012 - Present); Director of Chambers Street Properties (2012- Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003- Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	11
32Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Directors of the Fund  (continued)
Name, Address and Year of Birth	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Interested Director Class III Director to serve until 2016 Annual Meeting of Stockholders:
Jonathan C. Tyras* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1968	Director Since 2014	Director/Trustee of several investment companies advised by the Adviser (2014-Present);Managing Director and Chief Financial Officer of the Adviser (2010-Present); General Counsel and Secretary of the Adviser (2006-Present); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Adviser (2006-2014); Vice President of Brookfield Investment Funds (2011-2014); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Director of Brookfield Investment Management (UK) Limited (2013-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Chief Executive Officer of Brookfield Investment Management (US) LLC (2011-Present); Managing Director of AMP Capital Brookfield Pty Limited (2011-2012).	11
2014 Annual Report33

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Since 2014	Managing Director (2014-present) and Assistant General Counsel (2010-present) of the Adviser; Director of the Adviser (2010-2014); Secretary of Brookfield Investment Funds (2011-2014); Associate at Paul, Hastings, Janofsky & Walker LLP (2002-2010).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Since 2013	Treasurer of several investment companies advised by the Adviser (2012-Present); Director of the Adviser (2012-Present); Vice President of the Adviser (2009-2012); Controller of Brookfield Redding LLC (2006-2009).
Alexis I. Rieger* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1980	Secretary	Since 2014	Vice President and Associate General Counsel of the Adviser (2011-present); Associate at Kleinberg, Kaplan, Wolff & Cohen P.C. (2009-2011); Associate at Alston & Bird LLP (2007-2009).
Seth Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Chief Compliance Officer (“CCO”)	Since 2013	CCO of several investment companies advised by the Adviser (2009-Present); Director and CCO of the Adviser (2009- Present); Vice President of Oppenheimer Funds, Inc. (2004- 2009).

* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Adviser of the Fund.
The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-855-777-8001.
34Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Board Considerations Relating to the Investment Advisory Agreement (Unaudited)
June 30, 2014

At a meeting held on May 20, 2014, the Board, including a majority of the Independent Directors, considered and approved the continuation of the investment advisory agreement (the "Advisory Agreement") between Brookfield Investment Management Inc. (the "Adviser") and the Fund. In approving the Advisory Agreement, the Board, including a majority of the Independent Directors, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its stockholders. The Board of Directors considered a wide range of information, including information regularly received from the Adviser at the quarterly Board meetings. In their deliberations with respect to these matters, the Independent Directors were advised by their independent legal counsel. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES. The Board considered the level and depth of knowledge of the Adviser. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s management through board meetings, conversations and reports. The Board noted that the Adviser is responsible for managing the Fund's investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Adviser and its affiliates are satisfactory. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by the Adviser: 1) comparing the performance of the Fund with a peer group, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Adviser's and the Fund's codes of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Adviser as an investment adviser and the experience of the team of portfolio managers that manages the Fund, and its current experience in acting as investment adviser to other investment funds and institutional clients.
INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to stockholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to a presentation that compared the Fund’s performance with its peer universe and its Morningstar category peers for the 1 year and year-to-date periods ending April 30, 2014. The Board noted that the Fund performed below the median of its Morningstar category peers for the 1 year and year-to-date periods, while it performed above the median for the 1 year period and at the median of its peer universe for the year-to-date period. Based on the Adviser’s explanation of the current market, the Board concluded that the Fund's performance was satisfactory.
PROFITABILITY. The Board also considered the level of profits expected to be realized by the Adviser and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Adviser for its management of the Brookfield fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.
MANAGEMENT FEES AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of the Fund’s expenses. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data that it had been provided. The Board noted that the Fund’s net total expenses and the Fund’s total advisory and administrative fee were higher than the median of both its Morningstar category peers and its peer universe. The Board also noted that the fees and expenses payable by the Fund were comparable to those payable by other client accounts managed by the Adviser and concluded that the Fund's management fee and total expenses were reasonable.
ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. The Board noted that stockholders might benefit from lower operating expenses as a
2014 Annual Report35

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)
June 30, 2014

result of an increasing amount of assets being spread over the fixed expenses of the Fund, but noted that, as a closed-end fund, the Fund was unlikely to grow significantly.
In considering the approval of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Independent Directors, concluded that the Adviser has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreement; performance of the Fund is satisfactory; and the proposed Advisory fees are fair and reasonable, given the nature, extent and quality of the services to be rendered by the Adviser.
After carefully reviewing all of these factors, the Board, including the Independent Directors, approved the continuation of the Advisory Agreement.
36Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Dividend Reinvestment Plan (Unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the “Plan’’) that provides that unless you elect to receive your distributions in cash, they will be automatically reinvested by the Plan Administrator, U.S. Bancorp Fund Services, LLC (“USBFS”), in additional shares of common stock. If you elect to receive distributions in cash, you will receive them paid by check mailed directly to you by the Plan Administrator.
No action is required on the part of a stockholder to have their cash distribution reinvested in shares of the Fund’s common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:
(1) The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s common stock on the distribution payment date.
(2) The Board of Directors may, in its sole discretion, instruct the Fund to purchase shares of its common stock in the open market in connection with the implementation of the Plan as follows: if the Fund’s common stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator will receive the distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then-current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid entirely in common stock issued by the Fund.
You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as the Fund and the Plan Administrator may agree upon. Such withdrawal will be effective the next business day. If you withdraw or the Plan is terminated, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator, or the Fund’s appointed agent, will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common stock you have received under the Plan. There is no brokerage charge for reinvestment of your distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.
Automatically reinvesting distributions does not avoid a taxable event or the requirement to pay income taxes due upon receiving distributions, even though you have not received any cash with which to pay the resulting tax.
If you hold common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.
The Plan Administrator’s fees under the Plan will be borne by the Fund. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the Commission or any other regulatory authority, require the Fund to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
2014 Annual Report37

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
38Brookfield Investment Management Inc.

Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-282-0429
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103
Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022
Custodian
U.S. Bank National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Mortgage Opportunity Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that four members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Stuart A. McFarland, Edward A. Kuczmarski and Louis P. Salvatore. Messrs. McFarland, Kuczmarski and Salvatore are each independent.

Item 4. Principal Accountant Fees and Services.

Audit Fees

For the fiscal years ended June 30, 2014 and June 30, 2013, Deloitte & Touche LLP billed the Registrant aggregate fees of $62,000 and $62,000, respectively for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to stockholders.

Tax Fees

For the fiscal years ended June 30, 2014 and June 30, 2013, Deloitte & Touche LLP billed the Registrant aggregate fees of $8,000 and $8,000, respectively for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distributions requirements.

Audit-Related Fees

For the fiscal years ended June 30, 2014 and June 30, 2013, there were no Audit-related fees.

All Other Fees

For the fiscal years ended June 30, 2014 and June 30, 2013 there were no Other Fees.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Stuart A. McFarland, Edward A. Kuczmarski and Louis P. Salvatore.

Item 6.	Schedule of Investments.

Please see Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

May 2012

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A. Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2.	Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.	Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

—

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

—	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or
—	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

—

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

—

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.	Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

—

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

—

any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

—	these Policies and Procedures, as amended from time to time;
—	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
—	records of written client requests for proxy voting information and any written responses of BIM to such requests; and
—	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.	Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E.	Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Ms. Michelle L. Russell-Dowe – Managing Director

Ms. Russell-Dowe is a Portfolio Manager and Head of the Securitized Products Investment Team. In her role, Ms. Russell-Dowe is responsible for the firm’s Securitized Products Strategies and exposures. Ms. Russell-Dowe leads the securities analysis committee and also oversees research for structured products. Ms. Russell-Dowe has 20 years of investment experience in securitized products, including 15 years with the firm. She earned a Bachelor of Arts degree in Economics from Princeton University and holds an MBA from the Graduate School of Business at Columbia University, where she graduated as valedictorian.

Jeffrey Williams, CFA – Managing Director

Mr. Williams is a Portfolio Manager for Brookfield’s securitized products investment team. Mr. Williams maintains responsibility for portfolio management and business development related to the firm’s securitized product strategies, with a particular focus on CMBS and related assets. Mr. Williams has 27 years of experience as a commercial real estate portfolio manager, specializing in subordinate CMBS, investment grade CMBS, CDOs, derivatives and REITs. Mr. Williams holds the Chartered Financial Analyst designation and has an MBA from Georgia State University and a BA in Finance from the University of South Florida.

Anthony A. Breaks, CFA – Senior Director

Mr. Breaks is a Portfolio Manager on the Securitized Products Investments team. Mr. Breaks is a team leader in MBS/ABS and is a member of the team’s securities analysis committee. Mr. Breaks also has managed securitized product vehicles, such as SIV, ABCP and CDOs, for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

Ms. Russell-Dowe leads the management of the Fund and Messrs. Breaks and Williams share equally the day-to-day portfolio management responsibilities.

Management of Other Accounts

Ms. Russell-Dowe manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Ms. Russell-Dowe as of July 31, 2014 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	8	10
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	1
Assets Managed	$1,168 million	$896 million	$2,309 million
Assets Managed with Performance-Based Advisory Fees	$0	$35 million	$739 million

The following table provides information about the accounts managed by Jeffrey Williams, Co-Portfolio Manager for the Registrant, as of July 31, 2014:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	8	10
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	1
Assets Managed	$1,168 million	$896 million	$2,309 million
Assets Managed with Performance-Based Advisory Fees	$0	$35 million	$739 million

The following table provides information about the accounts managed by Anthony A. Breaks, Co-Portfolio Manager for the Registrant, as of July 31, 2014:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	8	10
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	1
Assets Managed	$1,168 million	$896 million	$2,309 million
Assets Managed with Performance-Based Advisory Fees	$0	$35 million	$739 million

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as July 31, 2014.

Dollar Range of Securities Owned
Michelle L. Russell-Dowe	Over $100,000
Jeffrey Williams	$0
Anthony A. Breaks	$0

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrants have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

None.

Item 11.	Controls and Procedures.

(a)        The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)        As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    None.

    (2)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

    (3)    None.

(b)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: September 5, 2014

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date: September 5, 2014